UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2015

BARISTAS COFFEE COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-55254	20-3118202
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 4th Ave. S., Seattle, WA  98108
(Address of principal executive offices)

(800) 988-7735
(Registrant's telephone number)

411 Washington Ave N., Kent WA  98032
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

      On August 1, 2015, Baristas Coffee Company, Inc. (the "Company") was notified by DKM Certified Public Accountants ("DKM") that the firm resigned as the Company's independent registered public accounting firm. The Company's Board of Directors accepted the resignation of DKM upon receipt of the notification.

      The report of DKM on the Company's financial statements as of December 31, 2014 and 2013, contained explanatory paragraphs which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has an accumulated deficit.

      During the years ended December 31, 2014 and 2013, and through August 1, 2015, the Company has not had any disagreements with DKM on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DKM's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such periods.

      During the years ended December 31, 2014 and 2013 and through August 1, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company has not provided DKM with a copy of this disclosure set forth under this Item 4.01, since DKM cannot provide a response as it is no longer allowed to practice before the Commission.

New independent registered public accounting firm

      On August 1, 2015 (the "Engagement Date"), the Company engaged Stevenson & Company CPAs LLC ("Stevenson & Co") as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2015.

      During the year ended December 31, 2014, and prior to August 1, 2015 ( the Engagement Date), the Company has not consulted with Stevenson & Co regarding:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that night be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Stevenson & Co concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARISTAS COFFEE COMPANY, INC.

Dated: December 15, 2015	By:	/s/ Barry Henthorn
	Name:	Barry Henthorn
	Title:	Chief Executive Officer